                                   SCHEDULE A


Effective as of October 1, 2000, this schedule is hereby amended as follows:

NAME OF SEPARATE ACCOUNT                    CONTRACTS FUNDED BY                 DESIGNATED PORTFOLIOS
AND DATE ESTABLISHED BY BOARD               SEPARATE ACCOUNT
OF DIRECTORS
------------------------------------------------------------------------------------------------------------------------
Separate Account VA-K of First Allmerica          Variable Annuities        T. ROWE PRICE INTERNATIONAL SERIES, INC.
Financial Life Insurance                                                    *  T. Rowe Price International Stock
Company                                                                        Portfolio
Established November 1, 1990

Allmerica Select Separate Account                 Variable Annuities
of First Allmerica Financial Life Insurance
Company
Established November 1, 1990

Group VEL Separate Account of                     Variable Life Insurance
First Allmerica Financial Life Insurance
Company
Established April 27, 1987

VEL II Account of First Allmerica Financial       Variable Life Insurance
Life Insurance Company
Established January 21, 1983

VEL III Account of First Allmerica Financial      Variable Life Insurance
Life Insurance Company
Established June 13, 1996

Select Account II of First Allmerica Financial    Variable Life Insurance
Life Insurance Company
Established June 13, 1996

Select Account III of First Allmerica Financial   Variable Life Insurance
Life Insurance Company
Established June 13, 1996

Inheiritage Account of First Allmerica            Variable Life Insurance
Financial Life Insurance Company
Established September 15, 1993

Group VEL Account of First Allmerica              Variable Life Insurance
Financial Life Insurance
Company
Established November 22, 1993

NAME OF SEPARATE ACCOUNT                    CONTRACTS FUNDED BY                 DESIGNATED PORTFOLIOS
AND DATE ESTABLISHED BY BOARD               SEPARATE ACCOUNT
OF DIRECTORS
------------------------------------------------------------------------------------------------------------------------
Separate Account VA-K of                      Variable Annuities
First Allmerica Financial Life Insurance
Company
Established June 13, 1996

Separate Account SPL of First Allmerica       Variable Life Insurance
Financial Life Insurance Company
Established June 13, 1996

Fulcrum Variable Life Separate Account        Variable Life Insurance
of First Allmerica Financial Life Insurance
Company
Established June 13, 1996

Separate Account IMO of First Allmerica       Variable Life Insurance
Financial Life Insurance Company
Established June 13, 1996

Separate Account SPL-D of First Allmerica     Variable Life Insurance
Financial Life Insurance Company
Established June 13, 1996

Separate Account FUVUL of First Allmerica     Variable Life Insurance
Financial Life Insurance Company
Established June 13, 1996

Separate Account KG of First Allmerica        Variable Annuities
Financial Life Insurance Company
Established June 13, 1996

Separate Account KGC of First Allmerica       Variable Annuities
Financial Life Insurance Company
Established June 13, 1996

Separate Account VA-P of First Allmerica      Variable Annuities
Financial Life Insurance Company
Established June 13, 1996

NAME OF SEPARATE ACCOUNT                    CONTRACTS FUNDED BY                 DESIGNATED PORTFOLIOS
AND DATE ESTABLISHED BY BOARD               SEPARATE ACCOUNT
OF DIRECTORS
------------------------------------------------------------------------------------------------------------------------
Fulcrum Separate Account of First Allmerica   Variable Annuities
Financial Life Insurance Company
Established June 13, 1996

IN WITNESS WHEREOF, First Allmerica Financial Life Insurance Company, T. Rowe Price Investment Services, Inc. and T. Rowe Price International Series, Inc. hereby amends this Schedule A in accordance with the Participation Agreement made and entered into as of the 1st day of May, 1995.


COMPANY:                            FIRST ALLMERICA FINANCIAL LIFE INSURANCE
                                    COMPANY

                                    By its authorized officer

                                    By:    /s/ Mark A. Hug
                                           ---------------------------
                                    Name:  Mark A. Hug
                                           ---------------------------
                                    Title: Chief Marketing Officer
                                           ---------------------------
                                    Date:  December 14, 2000
                                           ---------------------------

FUND:                               T. ROWE PRICE INTERNATIONAL SERIES

                                    By its authorized officer

                                    By:    /s/ Henry H. Hopkins
                                           ---------------------------
                                    Name:  Henry H. Hopkins
                                           ---------------------------
                                    Title: Vice President
                                           ---------------------------
                                    Date:  December 12, 2000
                                           ---------------------------

UNDERWRITER:                        T. ROWE PRICE INVESTMENT SERVICES, INC.

                                    By:    /s/ Darrell N. Braman
                                           ---------------------------
                                    Name:  Darrell N. Braman
                                           ---------------------------
                                    Title: Vice President
                                           ---------------------------
                                    Date:  December 12, 2000
                                           ---------------------------